UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 5, 2012 (April 25, 2012)

Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)

Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518
(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan	48430-0725
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2012, the Company held its annual meeting of shareholders. The results of the vote at the meeting were as follows:

1. To elect three directors, each to serve a three-year term:

	For	Withheld	Broker Non-Vote
Frederick P. Dillingham	1,470,638	66,754	294,736
Donald L. Grill	1,415,601	121,790	294,736
Randy D. Hicks	1,466,696	70,696	294,736

2. To ratify the selection of Rehman Robson, P.C. as independent auditors for 2011:

For	Against	Abstain	Broker Non-Vote
1,825,076	4,931	2,121	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)

By:	/s/ Ronald L. Justice
Ronald L. Justice President and Chief Executive Officer

Dated: September 5, 2012

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